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                                                                   EXHIBIT 10.05

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of
May 6, 1997 by and among LAW COMPANIES GROUP, INC., a Georgia corporation (the "Company"), and VIRGIL R. WILLIAMS and JAMES M. WILLIAMS, each a resident of the State of Georgia (jointly and severally, "Buyer").

                             W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into that certain Securities Purchase Agreement (the "Securities Purchase Agreement") effective as of March 21, 1997.

     WHEREAS, pursuant to the Securities Purchase Agreement, the Company agreed to grant Buyer certain registration rights.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereby agree as follows:

     1.   CERTAIN DEFINITIONS.  As used in this Agreement, the following terms
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shall have the following respective meanings:

          "Buyer" shall mean Buyer or any permitted transferee thereof who then
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holds any outstanding Registrable Securities.

          "Commission" shall mean the Securities and Exchange Commission or any
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other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, $1.00 par value per share,
           ------------
of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Options" shall mean the options issued pursuant to the Independent
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Options Agreement and the Plan Option Agreement (each as defined in the
Securities Purchase Agreement).

          "Preferred Shares" shall in this Agreement mean the Preferred Shares
           ----------------
issued pursuant to the Securities Purchase Agreement.

          The terms "register," "registered" and "registration" refer to a
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registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.
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          "Registrable Securities" means (i) shares of Common Stock issued
           ----------------------
pursuant to the conversion of the Preferred, which have not been resold, transferred or otherwise conveyed by Buyer, (ii) shares of Common Stock issued in respect of the shares of the Company's Common Stock or other securities issued pursuant to the conversion of the Preferred upon any stock split, stock dividend, recapitalization or similar event, which have not been resold, transferred or otherwise conveyed by Buyer, (iii) shares of Common Stock issued pursuant to the exercise of the Warrants, which have not been resold, transferred or otherwise conveyed by Buyer, (iv) shares of Common Stock issued pursuant to the exercise of the Options, which have not been resold, transferred or otherwise conveyed by Buyer, and (v) shares of Common Stock issued upon conversion, exchange or exercise of any securities acquired pursuant to the exercise of the Warrants or the Options referred to in clauses (iii) and (iv) of this paragraph, which have not been resold, transferred or otherwise conveyed by Buyer, other than to a permitted assignee.

          "Registration Expenses" shall mean all expenses other than Selling
           ---------------------
Expenses incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration in connection with any registration hereunder.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
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any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale by, and all fees and disbursements of counsel or other professionals for, Buyer (other than as set forth in the definition of Registration Expenses).

          "Warrants" shall mean the warrants issued pursuant to the Securities
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Purchase Agreement.

     2.   COMPANY REGISTRATION.
          --------------------

          (a) If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or for the account of any shareholder of the Company, or both, other than (x) a registration relating solely to employee benefit plans on Form S-1, S-3 or S-8 or similar forms which may be promulgated in the future, or (y) a registration on Form S-4 or similar form which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 transaction, the Company will:

              (i) promptly give to Buyer written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

              (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance) , and in any underwriting involved therein, all Registrable Securities

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specified in a written request or requests made to the Company by Buyer within
15 days after receipt of such written notice from the Company to Buyer.

          (b) Piggy-Back Registration Rights.  If the registration of which the
              ------------------------------
Company gives notice is for a registered public offering involving a firm commitment underwriting, the Company shall so advise Buyer as a part of the written notice given pursuant to Section 2(a)(i) hereof. In such event the right of Buyer to registration pursuant to Section 2 hereof shall be conditioned upon Buyer agreeing to participate in such underwriting and in the inclusion of Buyer's Registrable Securities in the underwriting to the extent provided herein. If Buyer proposes to distribute his securities through such underwriting, then Buyer shall (together with the Company and the other shareholders distributing their securities through such underwriting (the "Other Buyers")) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may reduce the number of Registrable Securities requested to be registered, first by reducing the Registrable Securities held by those shareholders without a contractual right to participate in the offering, and then if necessary, by reducing the Registrable Securities, pro rata, held by all other shareholders. The Company shall so advise Buyer and the Other Buyers requesting to distribute their securities through such underwriting, and the number of Registrable Securities and other securities that may be included in the registration. If Buyer disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by giving written notice to the Company and the underwriter prior to the effective date of such registration statement.

          (c) Demand Registration Rights.  Buyer shall have the right, which
              --------------------------
right may be exercised one time and only after a "Listing Event" (as defined in the Restated Articles of Incorporation of the Company), to request the Company to register under the Securities Act, any portion of the shares of Common Stock of the Company then owned by Buyer. Upon receipt of such request in writing, the Company shall use its reasonable efforts to promptly effect such registration under the Securities Act (including any related qualification under Blue Sky laws or other compliance).

     3.   EXPENSES OF REGISTRATION.  All Registration Expenses incurred in
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connection with any registration, qualification or compliance pursuant to
Section 2 shall be borne by the Company. All Selling Expenses relating to securities so registered by Buyer shall be borne by Buyer.

     4.   REGISTRATION PROCEDURES.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep Buyer advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until Buyer has completed the distribution described in the registration statement relating thereto, whichever first occurs;

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          (b) Furnish such number of prospectuses and other documents incident thereto as Buyer from time to time may reasonably request;

          (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and with the provisions of
Section 4(a) of this Agreement;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Buyer, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and, in the case of a registration pursuant to Section 2 hereof, reasonably satisfactory to Buyer who shall be a party thereto, with the managing underwriter of such offering. Buyer shall also enter into and perform its obligations under such an agreement; and

          (f) Notify Buyer of Registrable Securities covered by such registration statement, at any time (i) when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or (ii) when the Commission has suspended the effectiveness of such registration statement or has requested that the Company amend or supplement such registration statement.

     5.   INDEMNIFICATION.
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          (a) The Company will indemnify Buyer and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities
(or actions in respect thereof), including without limitation any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and will pay to Buyer, each such underwriter and each person who controls any such underwriter, as actually incurred, any legal and any other expenses reasonably and actually incurred

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in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Buyer or underwriter and stated to be specifically for use therein.

          (b) Buyer will, if Registrable Securities held by Buyer are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each such Other Buyer, each of its officers and directors and partners and each person controlling such Other Buyer within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including without limitation any of the foregoing incurred in settlement of any litiga tion commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will pay to the Company, such Other Buyers, such directors, officers, partners, persons, underwriters or control persons, as actually incurred, any legal or any other expenses reasonably and actually incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Buyer and stated to be specifically for use therein; provided, however, that the obligations of Buyer hereunder shall be limited to an amount equal to the proceeds to Buyer of Registrable Securities sold as contemplated herein, unless such liability arises out of or is based on gross negligence or willful misconduct by Buyer.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of-such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless such failure to give such notice is materially prejudicial to the Indemnifying Party's ability to defend such action. Notwithstanding the above, however, if representation of one or more Indemnified Parties by the counsel retained by the Indemnifying Party would be inappropriate due to actual conflicting

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interests between such Indemnified Parties (the "Conflicting Indemnified
Parties") and any other party represented by such counsel in such proceeding, then such Conflicting Indemnified Parties shall have the right to retain one separate counsel, chosen by Buyers of a majority of the Registrable Securities included by such Conflicting Indemnified Parties in the registration, at the expense of the Indemnifying Party. No Indemnifying Party, (i) in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

     6.   INFORMATION ABOUT BUYER.  Buyer shall furnish to the Company such
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information regarding Buyer and the distribution proposed by Buyer as the
Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     7.   RULE 144.  With a view to making available the benefits of certain
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rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

          (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) So long as Buyer owns any Registrable Securities to furnish to Buyer forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Buyer may reasonably request in availing itself of any rule or regulation of the Commission allowing such Buyer to sell any such securities without registration.

     8.   TRANSFER OF REGISTRATION RIGHTS.  The registration rights granted to
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Buyer under Section 2 may be assigned, transferred or otherwise conveyed only in connection with such assignments and transfers permitted by (i) the Securities Purchase Agreement, (ii) the Preferred Shareholder Agreement, (iii) the
Warrant, (iv) the Stock Option Agreement, and (v) the Plan Option Agreement, all of even date herewith.

     9.   TERMINATION OF REGISTRATION RIGHTS.  The registration rights granted
          ----------------------------------
pursuant to this Agreement shall terminate as to Buyer at such time as all Registrable Securities held by such Buyer can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 supported by a written opinion of legal counsel for the Company.

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     10.  "MARKET STAND OFF" AGREEMENT.  Buyer hereby agrees that he shall not,
          ----------------------------
to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities during a period of up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall not apply to Registrable Securities being registered and sold pursuant to such registration statement.

     11.  MISCELLANEOUS.
          -------------

          (a) Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail (including by overnight courier or express mail service), postage or fees prepaid, if to the Company to:

               Law Companies Group, Inc.
               3 Ravinia Drive, Suite 1830
               Atlanta, Georgia 30346
               Attention: Mr. Bruce C. Coles

          with a copy to:

               Long Aldridge Norman LLP
               303 Peachtree Street, N.E., Suite 5300
               Atlanta, Georgia 30308
               Attention: Mr. F. T. Davis, Jr.

          if to Buyer to:

               Mr. Virgil R. Williams
               Mr. James M. Williams
               2076 West Park Place
               Stone Mountain, Georgia 30087

          with a copy to:

               Arnall Golden & Gregory, LLP
               One Atlantic Center
               1201 West Peachtree Street
               Atlanta, Georgia 30309
               Attention:  Mr. Jonathan Golden

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or at such other address for a party as shall be specified by like notice.  Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

          (b) This Agreement is being made in, and shall be construed in accordance with and governed by the laws of the State of Georgia, without giving effect to, the principles of conflicts of law thereof.

          (c) This Agreement, together with the other "Transaction Documents" (as defined in the Securities Purchase Agreement), constitute the sole understanding of the parties with respect to the subject matter hereof.

          (d) The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          (e) This Agreement may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:                  LAW COMPANIES GROUP, INC.
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                              By: /s/ Burce C. Coles
                                 --------------------------------
                                  Bruce C. Coles
                                  Chairman, CEO & President

BUYER:
-----
                              /s/ Virgil R. Williams
                              -----------------------------------
                              Virgil R. Williams


                              /s/ James M. Williams
                              -----------------------------------
                              James M. Williams

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